UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2017

PROVECTUS BIOPHARMACEUTICALS, INC.

(Exact name of registrant as specified in charter)

Delaware	001-36457	90-0031917
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7327 Oak Ridge Hwy., Knoxville, Tennessee 37931

(Address of Principal Executive Offices)

(866) 594-5999

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)	Provectus Biopharmaceuticals, Inc. (the “Company”) held its annual meeting of stockholders on Tuesday, May 30, 2017.

(b)	At the 2017 annual meeting, the Company’s stockholders voted on six proposals. A brief description and tabulation of votes for each proposal are set forth below.

Proposal 1. The Company’s stockholders elected the following directors for a term of one year, consistent with the recommendation of the Company’s Board of Directors (the “Board”). There were 155,379,803 broker non-votes with respect to the proposal.

Nominee	For	Withheld
Bruce Horowitz	114,749,847	12,563,928
Jan E. Koe	113,862,809	13,450,966
Dominic Rodrigues	116,728,417	10,585,358
Eric A. Wachter, Ph.D.	111,570,360	15,743,415

Proposal 2. The Company’s stockholders approved the advisory vote on the compensation of the Company’s named executive officers, consistent with the Board’s recommendation. There were 155,379,803 broker non-votes with respect to the proposal.

For	Against	Abstain
108,049,907	17,665,031	1,598,837

Proposal 3. The Company’s stockholders expressed their preference to conduct future advisory votes on executive compensation every year, consistent with the Board’s recommendation. There were 155,379,803 broker non-votes with respect to the proposal. This policy will remain in effect until the next advisory stockholder vote as would be set forth in the Company’s proxy statement for its 2023 annual meeting.

One Year	Two Years	Three Years	Abstain
116,841,564	3,721,040	4,789,375	1,961,796

Proposal 4. The Company’s stockholders ratified the selection of Marcum LLP as the Company’s independent registered public accounting firm for 2017, consistent with the Board’s recommendation. There were no broker non-votes with respect to the proposal.

For	Against	Abstain
262,554,263	15,704,221	4,435,094

Proposal 5. The Company’s stockholders did not approve an amendment of the Certificate of Incorporation, as amended, to increase the number of authorized shares of preferred stock, as a majority of the outstanding shares of common stock entitled to vote were required to vote in favor of this proposal in order to approve it. There were 155,379,803 broker non-votes with respect to the proposal.

For	Against	Abstain
102,632,187	23,924,913	756,675

Proposal 6. The Company’s stockholders approved an amendment of the Provectus 2014 Equity Compensation Plan to allow for the grant of restricted stock awards, consistent with the Board’s recommendation. There were 155,379,803 broker non-votes with respect to the proposal.

For	Against	Abstain
103,063,213	17,488,420	6,762,142

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 1, 2017

PROVECTUS BIOPHARMACEUTICALS, INC.

By:	/s/ Timothy C. Scott
Timothy C. Scott President